UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) February 17, 2010

BANCFIRST CORPORATION

(Exact name of registrant as specified in its charter)

OKLAHOMA	0-14384	73-1221379
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

101 North Broadway, Oklahoma City, Oklahoma		73102
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code (405) 270-1086

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13a-4(c))

Item 7.01.	Regulation FD Disclosure.

The following unaudited financial information is being provided as of the filing date of this Report, pursuant to Item 7.01 of Form 8-K, “Regulation FD Disclosure.” Pursuant to general instruction B.2 to Form 8-K, the information furnished pursuant to Item 7.01 shall not be deemed to be “filed” for purposes of Section 18 of the Exchange Act or otherwise subject to the liabilities of that section.

BANCFIRST CORPORATION

CONSOLIDATED BALANCE SHEET

(Unaudited)

(Dollars in thousands, except per share data)

	December 31,
	2009	2008
ASSETS
Cash and due from banks	$106,856	$126,227
Interest-bearing deposits with banks	929,654	326,874
Federal funds sold	5,000	1,000
Securities (market value: $418,112 and $456,075, respectively)	417,172	455,568
Loans:
Total loans (net of unearned interest)	2,738,654	2,757,854
Allowance for loan losses	(36,383)	(34,290)

Loans, net	2,702,271	2,723,564
Premises and equipment, net	91,794	91,411
Other real estate owned	9,505	3,782
Intangible assets, net	7,144	7,508
Goodwill	34,684	34,327
Accrued interest receivable	21,670	24,398
Other assets	90,365	72,545

Total assets	$4,416,115	$3,867,204

LIABILITIES AND STOCKHOLDERS’ EQUITY
Deposits:
Noninterest-bearing	$1,157,688	$1,025,749
Interest-bearing	2,771,328	2,351,859

Total deposits	3,929,016	3,377,608
Short-term borrowings	100	12,884
Accrued interest payable	3,886	5,827
Other liabilities	25,559	30,290
Junior subordinated debentures	26,804	26,804

Total liabilities	3,985,365	3,453,413

Commitments and contingent liabilities
Stockholders’ equity:
Senior preferred stock, $1.00 par; 10,000,000 shares authorized; none issued	—	—
Cumulative preferred stock, $5.00 par; 900,000 shares authorized; none issued	—	—
Common stock, $1.00 par; 20,000,000 shares authorized; shares issued and outstanding: 15,308,741 and 15,281,141, respectively	15,309	15,281
Capital surplus	69,725	67,975
Retained earnings	334,693	315,858
Accumulated other comprehensive income, net of income tax of $(5,915) and $(7,903), respectively	11,023	14,677

Total stockholders’ equity	430,750	413,791

Total liabilities and stockholders’ equity	$4,416,115	$3,867,204

The accompanying notes are an integral part of these consolidated financial statements.

BANCFIRST CORPORATION

CONSOLIDATED STATEMENT OF INCOME

(Unaudited)

(Dollars in thousands, except per share data)

	Three Months Ended December 31,		Year Ended December 31,

	2009	2008	2009	2008
INTEREST INCOME
Loans, including fees	$38,297	$41,819	$152,731	$172,234
Securities:
Taxable	3,079	3,748	13,436	16,387
Tax-exempt	330	395	1,398	1,439
Federal funds sold	—	69	1	7,315
Interest-bearing deposits with banks	642	439	2,240	549

Total interest income	42,348	46,470	169,806	197,924

INTEREST EXPENSE
Deposits	7,786	12,238	36,508	56,384
Short-term borrowings	—	45	11	458
Long-term borrowings	—	—	—	9
Junior subordinated debentures	492	492	1,966	1,966

Total interest expense	8,278	12,775	38,485	58,817

Net interest income	34,070	33,695	131,321	139,107
Provision for loan losses	1,175	3,087	10,389	10,676

Net interest income after provision for loan losses	32,895	30,608	120,932	128,431

NONINTEREST INCOME
Trust revenue	1,472	1,491	5,826	5,972
Service charges on deposits	9,809	8,620	37,096	33,060
Securities transactions	14	13	336	6,938
Income from sales of loans	622	328	2,779	2,127
Insurance commissions and premiums	1,556	1,459	6,979	6,913
Cash management	1,611	2,802	8,476	10,796
Gain/(loss) on sale of other assets	62	(13)	213	2,971
Other	1,014	1,330	5,159	5,608

Total noninterest income	16,160	16,030	66,864	74,385

NONINTEREST EXPENSE
Salaries and employee benefits	19,068	19,293	79,019	79,886
Occupancy and fixed assets expense, net	2,135	2,437	8,346	8,956
Depreciation	1,965	2,042	7,520	7,647
Amortization of intangibles assets	251	228	920	902
Data processing services	927	931	3,636	3,297
Net expense (income) from other real estate owned	(7)	250	366	179
Marketing and business promotions	1,685	1,951	5,529	6,271
Other	7,865	7,043	33,781	27,868

Total noninterest expense	33,889	34,175	139,117	135,006

Income before taxes	15,166	12,463	48,679	67,810
Income tax expense	5,332	4,394	16,070	23,452

Net income	9,834	8,069	32,609	44,358
Other comprehensive income, net of tax:
Unrealized gains (losses) on securities	(1,700)	9,876	(3,872)	3,218
Reclassification adjustment for gains included in net income	9	8	218	4,510

Comprehensive income	$8,143	$17,953	$28,955	$52,086

NET INCOME PER COMMON SHARE
Basic	$0.64	$0.53	$2.13	$2.91

Diluted	$0.63	$0.52	$2.09	$2.85

The accompanying notes are an integral part of these consolidated financial statements.

BANCFIRST CORPORATION

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

(Unaudited)

(1)	GENERAL

The accompanying consolidated financial statements include the accounts of BancFirst Corporation, Council Oak Partners, LLC, Wilcox Jones & McGrath, Inc., First State Bank (Jones), and BancFirst and its subsidiaries (the “Company”). The operating subsidiaries of BancFirst are Council Oak Investment Corporation, BancFirst Agency, Inc., Lenders Collection Corporation, BancFirst Community Development Corporation and Council Oak Real Estate, Inc. All significant intercompany accounts and transactions have been eliminated. Assets held in a fiduciary or agency capacity are not assets of the Company and, accordingly, are not included in the consolidated financial statements.

The unaudited interim financial statements contained herein reflect all adjustments which are, in the opinion of management, necessary to provide a fair statement of the financial position and results of operations of the Company for the interim periods presented. All such adjustments are of a normal and recurring nature. There have been no significant changes in the accounting policies of the Company since December 31, 2008, the date of the most recent annual report.

The preparation of financial statements in conformity with accounting principles generally accepted in the United States inherently involves the use of estimates and assumptions that affect the amounts reported in the financial statements and the related disclosures. These estimates relate principally to the determination of the allowance for loan losses, income taxes and the fair values of financial instruments. Such estimates and assumptions may change over time and actual amounts realized may differ from those reported.

(2)	RECENT ACCOUNTING PRONOUNCEMENTS

In June 2009, the FASB issued FAS No. 168 (“FAS 168”), “The FASB Accounting Standards Codification (“ASC”) and the Hierarchy of Generally Accepted Accounting Principles, a Replacement of FASB Statement No. 162” which replaces FAS No. 162 (“FAS 162”) “The Hierarchy of Generally Accepted Accounting Principles”. FAS 168 establishes the FASB Accounting Standards Codification (“ASC”) as the source of authoritative accounting principles recognized by the FASB to be applied by non-governmental entities in the preparation of financial statements in conformity with generally accepted accounting principles. Rules and interpretive releases of the SEC under authority of federal securities laws are also sources of authoritative guidance for SEC registrants. All guidance contained in the Codification carries an equal level of authority. All non-grandfathered, non-SEC accounting literature not included in the Codification is superseded and deemed non-authoritative. FAS 168 was effective for the Company’s financial statements for periods ending after September 15, 2009. FAS 168 was subsequently incorporated into FASB ASC Topic 105, reported as FASB Accounting Standards Update 2009-01, and did not have a significant impact on the Company’s financial statements.

In May 2009, the FASB issued FAS No. 165 (“FAS 165”), “Subsequent Events” to provide authoritative accounting guidance on management’s assessment of subsequent events. FAS 165 incorporates existing U.S. auditing literature and clarifies that management is responsible for evaluating, as of each reporting period, events or transactions that occur after the balance sheet date through the date that the financial statements are issued or are available to be issued. FAS 165 is effective for the Company as of June 30, 2009. The adoption of FAS 165 did not have a significant impact on the Company’s financial statements. The Company evaluated its December 31, 2009 financial statements for subsequent events through February 17, 2010, the filing date of this report. The Company is not aware of any subsequent events which would require recognition or disclosure in the financial statements. FAS 165 was subsequently incorporated into FASB ASC Topic 855.

In April 2009, the FASB issued three FASB Staff Positions (“FSP”):

•

FAS No. 115-2 and FAS No. 124-2, “Recognition and Presentation of Other-Than-Temporary Impairments” amends the other-than-temporary impairment guidance under U.S. GAAP for debt securities to make the guidance more operational and improve the presentation and disclosure in the financial statements. The FSP specifies that if a company does not have the intent to sell a debt security prior to recovery and it is more likely than not that it will not have to sell the debt security prior to recovery, the security would not be considered other-than-temporarily impaired unless there is a credit loss. The credit loss component of an other-than-temporarily impaired debt security must be determined based on the company’s best estimate of cash flows expected to be collected. FAS No. 115-2 and FAS No. 124-2 were subsequently incorporated into FASB ASC Topic 320.

•

FAS No. 157-4, “Determining Fair Value When the Volume and Level of Activity for the Asset or Liability Have Significantly Decreased and Identifying Transactions That are Not Orderly” provides additional guidance for estimating fair value in accordance with FAS No. 157, “Fair Value Measurements,” when the volume and level of activity for the asset and liability have significantly decreased and for identifying circumstances that indicate a transaction is not orderly. FAS 157 does not prescribe a methodology for making significant adjustments to transactions or quoted prices when estimating fair value in these situations but this FSP states that a change in valuation technique or the use of multiple valuation techniques may be appropriate. FAS No. 157-4 was subsequently incorporated into FASB ASC Topic 820.

•

FAS No. 107-1 and APB 28-1, “Interim Disclosures about Fair Value of Financial Instruments” requires companies to provide the same fair value of financial instruments disclosures presently required on an annual basis on a quarterly interim basis. FAS No. 107-1 and APB 28-1 were subsequently incorporated into FASB ASC Topic 820.

These three FSP’s were effective for the interim and annual periods ending after June 15, 2009. Subsequent incorporation in FASB ASC topics did not have a significant impact on the Company’s financial statements.

In March 2008, the FASB issued FAS No. 161 (“FAS 161”), “Disclosures About Derivative Instruments and Hedging Activities, an Amendment of FASB Statement No. 133” which amends “Accounting for Derivative Instruments and Hedging Activities.” FAS 161 amended and expanded the disclosure requirements of FAS 133 to provide greater transparency about (i) how and why an entity uses derivative instruments, (ii) how derivative instruments and related hedge items are accounted for under FAS 133 and its related interpretations, and (iii) how derivative instruments and related hedged items affect an entity’s financial position, results of operations and cash flows. To meet those objectives, FAS 161 requires qualitative disclosures about objectives and strategies for using derivatives, quantitative disclosures about fair value amounts of gains and losses on derivative instruments and disclosures about credit-risk-related contingent features in derivative agreements. FAS 161 was effective for the Company on January 1, 2009, subsequently incorporated into FASB ASC Topic 815, and did not have a significant impact on the Company’s financial statements.

Effective January 1, 2008, the Company adopted the provisions of FAS No. 157 (“FAS 157”), “Fair Value Measurements,” for financial assets and financial liabilities. In accordance with FSP No. 157-2, “Effective Date of FASB Statement No. 157,” the Company delayed the application of FAS 157 for non-financial assets and non-financial liabilities to January 1, 2009. FAS 157 defines fair value, establishes a framework for measuring fair value in generally accepted accounting principles and expands disclosures about fair value measurements. The Company adopted FAS 157, with the exception of non-financial assets and non-financial liabilities as provided by FAS 157-2, with no significant impact on the Company’s financial statements. Effective January 1, 2009, the Company adopted the provisions of SFAS 157-2, which was subsequently incorporated into FASB ASC Topic 820, with no significant impact on the Company’s financial statements.

In December 2007, the FASB issued FAS No. 141R, “Business Combinations” (“FAS 141R”), which establishes principles and requirements for the reporting entity in a business combination, including recognition and measurement in the financial statements of the identifiable assets acquired, the liabilities assumed, and any noncontrolling interest in the acquiree. This statement also establishes disclosure requirements to enable financial statement users to evaluate the nature and financial effects of the business combination. FAS 141R applies prospectively to business combinations for which the acquisition date is on or after fiscal years beginning after December 15, 2008. FAS 141R was effective for the Company’s fiscal year beginning January 1, 2009, subsequently incorporated into FASB ASC Topic 805, and did not have a material effect on the Company’s December 8, 2009 acquisition.

(3)	RECENT DEVELOPMENTS; MERGERS, ACQUISITIONS AND DISPOSALS

In March 2008, the Company, as a member bank of Visa, recorded a $1.8 million pre-tax gain from the mandatory partial redemption of the Company’s Visa shares received in the first quarter initial public offering. The gain was included in gain on sale of other assets.

In April 2008, the Company completed an $80 million sale of securities resulting in a securities pre-tax gain of $6.1 million. The transaction resulted in the sale of $80 million of US Treasury securities and the purchase of Government Sponsored Enterprises (GSE) senior debt securities of similar amounts and maturities. The after-tax impact of these transactions was approximately $3.3 million for the year ended December 31, 2008.

In November 18, 2008, the Company announced it would not accept funds from the U.S. Treasury’s Capital Purchase Program due to current capital levels that exceeded well-capitalized guidelines and the potential for additional governmental regulation related to the program. Also, the Company did not elect to participate in the Debt Guarantee Program for newly issued senior unsecured debt. The Company did elect to participate in the Transaction Account Guarantee Program for extended coverage on non-interest bearing transaction deposit accounts.

On May 22, 2009, the FDIC imposed a Special Assessment on member financial institutions that was based on June 30, 2009 assets less tier one capital. The amount of $1.9 million was paid on September 30, 2009.

On December 8, 2009, the Company completed the acquisition of First Jones Bancorporation. On November 30, 2009, First State Bank, Jones, the subsidiary bank, had approximately $36 million in assets, $31 million in deposits, and $4.5 million in equity capital. The acquisition was accounted for under the acquisition method. First State Bank, Jones will operate as a subsidiary of BancFirst Corporation until it is merged into the BancFirst system, which is expected to be during the first quarter of 2010. The acquisition will enhance the presence of BancFirst in eastern Oklahoma County.

On December 30, 2009, the Company prepaid $19.0 million in FDIC insurance premiums for the years 2010 through 2012. The prepayment will be applied to the quarterly assessments during the same period.

(4)	SECURITIES

The following table summarizes securities held for investment and securities available for sale:

	December 31,
	2009	2008
	(dollars in thousands)
Held for investment at cost (market value: $30,736 and $34,975, respectively)	$29,796	$34,468
Available for sale, at market value	387,376	421,100

Total	$417,172	$455,568

(5)	LOANS AND ALLOWANCE FOR LOAN LOSSES

The following is a schedule of loans outstanding by category:

	December 31,
	2009		2008
	Amount	Percent	Amount	Percent
	(dollars in thousands)
Commercial and industrial	$515,762	18.83%	$513,647	18.63%
Oil & gas production & equipment	84,199	3.07	84,770	3.07
Agriculture	83,519	3.05	86,752	3.15
State and political subdivisions:
Taxable	12,066	0.44	5,595	0.20
Tax-exempt	8,840	0.32	8,292	0.30
Real Estate:
Construction	201,704	7.37	246,269	8.93
Farmland	85,620	3.13	92,050	3.34
One to four family residences	569,592	20.80	543,183	19.70
Multifamily residential properties	29,964	1.09	45,250	1.64
Commercial	765,911	27.97	768,562	27.87
Consumer	352,477	12.88	335,938	12.18
Other	29,000	1.05	27,546	0.99

Total loans	$2,738,654	100.00%	$2,757,854	100.00%

Loans held for sale (included above)	$94,142		$5,136

The Company’s loans are mostly to customers within Oklahoma and over half of the loans are secured by real estate. Credit risk on loans is managed through limits on amounts loaned to individual borrowers, underwriting standards and loan monitoring procedures. The amounts and types of collateral obtained to secure loans are based upon the Company’s underwriting standards and management’s credit evaluation. Collateral varies, but may include real estate, vehicles, equipment, accounts receivable, inventory, livestock and securities. The Company’s interest in collateral is secured through filing mortgages and liens, and in some cases, by possession of the collateral.

Loans held for sale as of December 31, 2009 include $82.4 million of guaranteed student loans due to a change in the intention of management based on structural changes in the Student Loan Program. Student loans are classified as consumer loans in the preceding table and valued at the lower of cost or market.

The amount of estimated loss due to credit risk in the Company’s loan portfolio is provided for in the allowance for loan losses. The amount of the allowance required to provide for all existing losses in the loan portfolio is an estimate based upon evaluations of loans, appraisals of collateral and other estimates which are subject to rapid change due to changing economic conditions and the economic prospects of borrowers. It is reasonably possible that a material change could occur in the estimated allowance for loan losses in the near term.

Changes in the allowance for loan losses are summarized as follows:

	Three Months Ended December 31,		Year Ended December 31,
	2009	2008	2009	2008
	(dollars in thousands)
Balance at beginning of period	$36,016	$33,862	$34,290	$29,127

Charge-offs	(1,018)	(2,937)	(8,953)	(6,275)
Recoveries	210	278	657	762

Net charge-offs	(808)	(2,659)	(8,296)	(5,513)

Provisions charged to operations	1,175	3,087	10,389	10,676

Balance at end of period	$36,383	$34,290	$36,383	$34,290

The net charge-offs by category are summarized as follows:

	Three Months Ended December 31,		Year Ended December 31,
	2009	2008	2009	2008
	(dollars in thousands)
Commercial, financial and other	$75	$228	$5,495	$1,629
Real estate – construction	344	22	569	346
Real estate – mortgage	161	2,126	1,476	2,862
Consumer	228	283	756	676

Total	$808	$2,659	$8,296	$5,513

(6)	NONPERFORMING AND RESTRUCTURED ASSETS

The following is a summary of nonperforming and restructured assets:

	December 31,
	2009	2008
	(dollars in thousands)
Past due over 90 days and still accruing	$853	$1,346
Nonaccrual	37,133	21,359
Restructured	1,970	1,022

Total nonperforming and restructured loans	39,956	23,727
Other real estate owned and repossessed assets	9,881	3,997

Total nonperforming and restructured assets	$49,837	$27,724

Nonperforming and restructured loans to total loans	1.46%	0.86%

Nonperforming and restructured assets to total assets	1.13%	0.72%

(7)	COMMITMENTS AND CONTINGENT LIABILITIES

During the third quarter of 2009, the Company was advised by the State of Oklahoma of a demand for payment of $2.3 million related to an embezzlement conducted by an employee of the state who deposited stolen checks into an account at BancFirst that was opened under false pretenses. The Company settled the demand on February 9, 2010. The settlement did not have a material effect on the Company’s financial statements.

(8)	CAPITAL

The Company is subject to risk-based capital guidelines issued by the Board of Governors of the Federal Reserve System. These guidelines are used to evaluate capital adequacy and involve both quantitative and qualitative evaluations of the Company’s assets, liabilities, and certain off-balance-sheet items calculated under regulatory practices. Failure to meet the minimum capital requirements can initiate certain mandatory or discretionary actions by the regulatory agencies that could have a direct material effect on the Company’s financial statements. The required minimums and the Company’s respective ratios are shown in the following table.

	Minimum Required	December 31,
		2009	2008
		(dollars in thousands)
Tier 1 capital		$403,875	$383,255
Total capital		$440,258	$418,710
Risk-adjusted assets		$2,942,152	$2,988,538
Leverage ratio	3.00%	9.23%	10.02%
Tier 1 capital ratio	4.00%	13.73%	12.61%
Total capital ratio	8.00%	14.96%	13.78%

To be “well capitalized” under federal bank regulatory agency definitions, a depository institution must have a Tier 1 Ratio of at least 6%, a combined Tier 1 and Tier 2 Ratio of at least 10%, and a Leverage Ratio of at least 5%. As of December 31, 2009 and 2008, the Company was considered to be “well capitalized”. There are no conditions or events since the most recent notification of the Company’s capital category that management believes would change its category.

(9)	STOCK REPURCHASE PLAN

In November 1999, the Company adopted a new Stock Repurchase Program (the “SRP”) authorizing management to repurchase up to 600,000 shares of the Company’s common stock. The SRP was amended in May 2001, August of 2002, and September of 2007 to increase the shares authorized to be purchased by 555,832 shares, 364,530 shares and 366,948 shares, respectively. The SRP may be used as a means to increase earnings per share and return on equity, to purchase treasury stock for the exercise of stock options or for distributions under the Deferred Stock Compensation Plan, to provide liquidity for optionees to dispose of stock from exercises of their stock options, and to provide liquidity for shareholders wishing to sell their stock. The timing, price and amount of stock repurchases under the SRP may be determined by management and must be approved by the Company’s Executive Committee. At December 31, 2009 there were 560,000 shares remaining that could be repurchased under the SRP. The following table is a summary of the shares repurchased under the program.

	Three Months Ended December 31,		Year Ended December 31,
	2009	2008	2009	2008
Number of shares repurchased	—	—	—	40,000
Average price of shares repurchased	$—	$—	$—	$40.70

(10)	COMPREHENSIVE INCOME

The only component of comprehensive income reported by the Company is the unrealized gain or loss on securities available for sale. The amount of this unrealized gain or loss, net of tax, has been presented in the statement of income for each period as a component of other comprehensive income. The following table is a summary of the tax effects of this unrealized gain or loss.

	Three Months Ended December 31,		Year Ended December 31,
	2009	2008	2009	2008
	(dollars in thousands)
Unrealized gains (losses) during the period:
Before-tax amount	$(2,636)	$15,193	$(5,978)	$4,952
Tax (expense) benefit	936	(5,317)	2,106	(1,734)

Net-of-tax amount	$(1,700)	$9,876	$(3,872)	$3,218

The amount of unrealized gain or loss included in accumulated other comprehensive income is summarized in the following table.

	Three Months Ended December 31,		Year Ended December 31,
	2009	2008	2009	2008
	(dollars in thousands)
Unrealized gain on securities:
Beginning balance	$12,714	$4,793	$14,677	$6,949
Current period change	(1,700)	9,876	(3,872)	3,218
Reclassification adjustment for gains included in net income	9	8	218	4,510

Ending balance	$11,023	$14,677	$11,023	$14,677

(11)	NET INCOME PER COMMON SHARE

Basic and diluted net income per common share are calculated as follows:

	Income (Numerator)	Shares (Denominator)	Per Share Amount
	(dollars in thousands, except per share data)
Three Months Ended December 31, 2009
Basic
Income available to common stockholders	$9,834	15,307,019	$0.64

Effect of stock options	—	293,945

Diluted
Income available to common stockholders plus assumed exercises of stock options	$9,834	15,600,964	$0.63

Three Months Ended December 31, 2008
Basic
Income available to common stockholders	$8,069	15,263,507	$0.53

Effect of stock options	—	343,443

Diluted
Income available to common stockholders plus assumed exercises of stock options	$8,069	15,606,950	$0.52

Year Ended December 31, 2009
Basic
Income available to common stockholders	$32,609	15,299,781	$2.13

Effect of stock options	—	294,008

Diluted
Income available to common stockholders plus assumed exercises of stock options	$32,609	15,593,789	$2.09

Year Ended December 31, 2008
Basic
Income available to common stockholders	$44,358	15,218,835	$2.91

Effect of stock options	—	359,628

Diluted
Income available to common stockholders plus assumed exercises of stock options	$44,358	15,578,463	$2.85

The following table shows the number and average exercise prices of options that were excluded from the computation of diluted net income per share for each period because the options’ exercise prices were greater than the average market price of the common shares.

	Shares	Average Exercise Price
Three Months Ended December 31, 2009	361,352	$39.19
Three Months Ended December 31, 2008	219,076	$46.42
Year Ended December 31, 2009	304,292	$43.01
Year Ended December 31, 2008	244,415	$45.93

BANCFIRST CORPORATION

SELECTED CONSOLIDATED FINANCIAL DATA

(Unaudited)

(Dollars in thousands, except per share data)

	Three Months Ended December 31,		Year Ended December 31,
	2009	2008	2009	2008
Per Common Share Data
Net income – basic	$0.64	$0.53	$2.13	$2.91
Net income – diluted	0.63	0.52	2.09	2.85
Cash dividends	0.23	0.22	0.90	0.84
Performance Data
Return on average assets	0.89%	0.84%	0.78%	1.17%
Return on average stockholders’ equity	9.06	7.94	7.70	11.30
Cash dividend payout ratio	35.94	41.51	42.25	28.87
Net interest spread	2.98	3.19	2.97	3.31
Net interest margin	3.35	3.85	3.42	4.05
Efficiency ratio	67.47	68.73	70.20	63.24
Net charge-offs to average loans	0.12	0.38	0.30	0.21

	December 31,
	2009	2008
Balance Sheet Data
Book value per share	$28.14	$27.08
Tangible book value per share	25.41	24.34
Average loans to deposits (year-to-date)	74.57%	78.82%
Average earning assets to total assets (year-to-date)	92.56	91.23
Average stockholders’ equity to average assets (year-to-date)	10.15	10.35
Asset Quality Ratios
Nonperforming and restructured loans to total loans	1.46%	0.86%
Nonperforming and restructured assets to total assets	1.13	0.72
Allowance for loan losses to total loans	1.33	1.24
Allowance for loan losses to nonperforming and restructured loans	91.06	144.52

BANCFIRST CORPORATION

CONSOLIDATED AVERAGE BALANCE SHEETS AND INTEREST MARGIN ANALYSES

(Unaudited)

Taxable Equivalent Basis (Dollars in thousands)

	Three Months Ended December 31,
	2009			2008
	Average Balance	Interest Income/ Expense	Average Yield/ Rate	Average Balance	Interest Income/ Expense	Average Yield/ Rate
ASSETS
Earning assets:
Loans (1)	$2,701,707	$38,381	5.64%	$2,749,720	$41,898	6.05%
Securities – taxable	355,631	3,079	3.43	413,534	3,748	3.60
Securities – tax exempt	35,861	507	5.61	42,858	608	5.63
Federal funds sold	967,586	643	0.26	292,930	508	0.69

Total earning assets	4,060,785	42,610	4.16	3,499,042	46,762	5.30

Nonearning assets:
Cash and due from banks	108,219			127,188
Interest receivable and other assets	232,811			226,355
Allowance for loan losses	(36,081)			(34,125)

Total nonearning assets	304,949			319,418

Total assets	$4,365,734			$3,818,460

LIABILITIES AND STOCKHOLDERS’ EQUITY
Interest-bearing liabilities:
Transaction deposits	$528,816	$325	0.24%	$423,594	$422	0.40%
Savings deposits	1,351,087	3,359	0.99	1,094,266	5,571	2.02
Time deposits	877,225	4,101	1.85	841,973	6,245	2.94
Short-term borrowings	1,103	—	—	16,304	46	1.12
Long-term borrowings	—	—	—	1	—	—
Junior subordinated debentures	26,804	493	7.30	26,804	491	7.27

Total interest-bearing liabilities	2,785,035	8,278	1.18	2,402,942	12,775	2.11

Interest-free funds:
Noninterest-bearing deposits	1,122,045			984,215
Interest payable and other liabilities	28,155			28,332
Stockholders’ equity	430,499			402,971

Total interest-free funds	1,580,699			1,415,518

Total liabilities and stockholders’ equity	$4,365,734			$3,818,460

Net interest income		$34,332			$33,987

Net interest spread			2.98%			3.19%

Net interest margin			3.35%			3.85%

(1)	Nonaccrual loans are included in the average loan balances and any interest on such nonaccrual loans is recognized on a cash basis.

BANCFIRST CORPORATION

CONSOLIDATED AVERAGE BALANCE SHEETS AND INTEREST MARGIN ANALYSES

(Unaudited)

Taxable Equivalent Basis (Dollars in thousands)

	Year Ended December 31,
	2009			2008
	Average Balance	Interest Income/ Expense	Average Yield/ Rate	Average Balance	Interest Income/ Expense	Average Yield/ Rate
ASSETS
Earning assets:
Loans (1)	$2,749,544	$153,059	5.57%	$2,612,553	$172,556	6.59%
Securities – taxable	379,702	13,436	3.54	416,587	16,387	3.92
Securities – tax exempt	38,081	2,151	5.65	38,000	2,214	5.81
Federal funds sold	695,167	2,241	0.32	385,825	7,864	2.03

Total earning assets	3,862,494	170,887	4.42	3,452,965	199,021	5.75

Nonearning assets:
Cash and due from banks	113,207			138,002
Interest receivable and other assets	233,885			225,879
Allowance for loan losses	(36,607)			(31,939)

Total nonearning assets	310,485			331,942

Total assets	$4,172,979			$3,784,907

LIABILITIES AND STOCKHOLDERS’ EQUITY
Interest-bearing liabilities:
Transaction deposits	$518,914	$1,218	0.23%	$423,773	$2,126	0.50%
Savings deposits	1,228,697	15,513	1.26	1,100,184	24,945	2.26
Time deposits	885,403	19,777	2.23	834,712	29,313	3.50
Short-term borrowings	2,883	11	0.38	21,322	458	2.14
Long-term borrowings	—	—	—	218	9	4.12
Junior subordinated debentures	26,804	1,966	7.33	26,738	1,966	7.33

Total interest-bearing liabilities	2,662,701	38,485	1.45	2,406,947	58,817	2.44

Interest-free funds:
Noninterest bearing deposits	1,054,291			955,847
Interest payable and other liabilities	32,239			30,537
Stockholders’ equity	423,748			391,576

Total interest-free funds	1,510,278			1,377,960

Total liabilities and stockholders’ equity	$4,172,979			$3,784,907

Net interest income		$132,402			$140,204

Net interest spread			2.97%			3.31%

Net interest margin			3.42%			4.05%

(1)	Nonaccrual loans are included in the average loan balances and any interest on such nonaccrual loans is recognized on a cash basis.

SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BANCFIRST CORPORATION
(Registrant)

Date February 17, 2010	/s/ Joe T. Shockley, Jr.
(Signature)
Joe T. Shockley, Jr.
Executive Vice President and Chief Financial Officer
(Principal Financial Officer)